UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

Brandywine Realty Trust
(Exact name of issuer as specified in charter)

MARYLAND (State or Other Jurisdiction of Incorporation or Organization)	1-9106 (Commission file number)	23-2413352 (I.R.S. Employer Identification Number)

401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On March 23, 2006, we and Brandywine Operating Partnership, L.P. (the “Operating Partnership”), the subsidiary through which we own our assets and conduct our business, entered into an Underwriting Agreement with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement thereto, in connection with the Operating Partnership’s public offering of (1) $300,000,000 aggregate principal amount of its unsecured floating rate notes due 2009 (the “2009 Notes”), (2) $300,000,000 aggregate principal amount of its 5.75% notes due 2012 (the “2012 Notes”) and (3) $250,000,000 aggregate principal amount of its 6.00% notes due 2016 (the “2016 Notes” and, together with the 2009 Notes and 2012 Notes, the “Notes”). We guaranteed the payment of principal of and interest on the Notes. We consummated the sale of the Notes on March 28, 2006.

Item 1.02     Termination of a Material Definitive Agreement

     On March 28, 2006, we terminated, and repaid all amounts outstanding under, the $750 million Term Loan Agreement that we entered into on January 5, 2006 with JPMorgan Chase Bank, N.A., as Administrative Agent and Syndication Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, and the lenders identified therein. We entered into the Term Loan Agreement in connection with our acquisition through merger of Prentiss Properties Trust on January 5, 2006. We attached a copy of the Term Loan Agreement as Exhibit 10.3 to our Current Report on Form 8-K that we filed with the Securities Exchange Commission on January 10, 2006.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 23, 2006 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement thereto.
1.2	Pricing Agreement dated March 23, 2006 relating to the Notes.
4.1	Form of $300,000,000 aggregate principal amount of Floating Rate Guaranteed Note due 2009.
4.2	Form of $300,000,000 aggregate principal amount of 5.75% Guaranteed Note due 2012.
4.3	Form of $250,000,000 aggregate principal amount of 6.00% Guaranteed Note due 2016.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

Date: March 28, 2006	By:	/s/ Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 23, 2006 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement thereto.
1.2	Pricing Agreement dated March 23, 2006 relating to the Notes.
4.1	Form of $300,000,000 aggregate principal amount of Floating Rate Guaranteed Note due 2009.
4.2	Form of $300,000,000 aggregate principal amount of 5.75% Guaranteed Note due 2012.
4.3	Form of $250,000,000 aggregate principal amount of 6.00% Guaranteed Note due 2016.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.